                                                                    EXHIBIT 10.5

                               SECURITY AGREEMENT

            THIS SECURITY  AGREEMENT (the  "AGREEMENT") is made and entered into
as of July 3, 2003, by and among [                                             ]
(together,  the  "SECURED  PARTY")  and  Datatec  Systems,  Inc.  ("DSI"  or the
"DEBTOR").

                                   WITNESSETH:

            WHEREAS,  pursuant to the  provisions of a Note  Purchase  Agreement dated  as of July 3,  2003,  between  the  Debtor  and the  Secured  Party  (the
"Purchase  Agreement") and those certain  Subordinated Secured Convertible Notes dated as of July 3, 2003,  issued by DSI to the  Secured  Party  pursuant to the
Purchase  Agreement (the "Notes"),  the Secured Party has agreed to lend to DSI, and DSI has agreed to borrow from the Secured  Party  $4,900,000  under  certain terms and conditions set forth in the Purchase Agreement and the Notes;

            WHEREAS,  pursuant to the  provisions of the Purchase  Agreement and the Notes, and as a condition to Secured Party's  obligation to lend thereunder, the Debtor has also agreed to provide certain  collateral to secure the Debtor's
Obligations  (as defined  below) to the Secured  Party  pursuant to the Purchase
Agreement and the Notes.

            NOW,  THEREFORE,  in  consideration  of  the  foregoing  and  of the covenants  set forth  herein,  the Secured  Party and the Debtor hereby agree as follows:

                                   ARTICLE I
                                   COLLATERAL

            Section  1.1 GRANT AND  DESCRIPTION.  As security  for the  Debtor's obligations under the Purchase Agreement and the Notes, the Debtor hereby grants to the Secured Party a continuing first priority security interest in all of the
Debtor's  right,  title and  interest  in, to and under all of the  property  of
Debtor  listed and  described in EXHIBIT A attached  hereto (the  "Collateral").
Notwithstanding  the  foregoing,  such  grant of a security  interest  shall not extend to, and the term  "Collateral"  shall not include:  (a) any rights in any general intangibles  representing rights under agreements between the Debtor and any other party  (other than  agreements  between a Debtor and a  subsidiary  or parent entity of such Debtor),  which are now or hereafter held by the Debtor as lessee,  licensee  or  otherwise,  only to the  extent  that  (i)  such  general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the agreement applicable thereto (but solely to the extent that any such restriction  shall be enforceable  under applicable law),  without the  consent  of the other  party  thereto  and (ii) such  consent  has not been obtained,  and (b) any capital stock or other ownership interests held by Debtor of any foreign subsidiary to the extent that the pledge of such capital stock or other ownership  interests would trigger the "deemed  dividend" rules of Section
900 et. seq. of the Internal Revenue Code of 1986, as amended. In furtherance of the foregoing, the Debtor shall promptly take all actions necessary or otherwise reasonably  requested  by the  Secured  Party to  perfect  the  Secured  Party's security  interest in the capital stock and other ownership  interests of all of the Debtor's  subsidiaries  (including,  without  limitation,  pledging all such capital stock and ownership  interests to the Secured Party pursuant to a pledge agreement that is in form and substance  satisfactory to the Secured Party,  and delivering  the  certificates  representing  such  capital  stock and  ownership interests  to the Secured  Party);  provided,  however,  the Debtor shall not be obligated  to pledge the  capital  stock or other  ownership  interests  held by
Debtor of any foreign  subsidiary  to the extent that the pledge of such capital stock or other ownership  interests would trigger the "deemed dividend" rules of
Section 900 et. seq. of the Internal Revenue Code of 1986, as amended.

            Section 1.2 FINANCING  STATEMENTS;  FURTHER  ASSURANCES.  The Debtor
hereby  authorizes  the Secured  Party to file,  transmit,  or  communicate,  as applicable,  UCC  financing  statements  and  amendments in order to perfect the
Secured Party's first priority security  interest in the Collateral  without the
Debtor's signature to the extent permitted by applicable law, including, but not limited to,  describing the  Collateral as "all personal  property of debtor" or
"all  assets  of  debtor"  or  words  of  similar  effect.  Notwithstanding  the foregoing,  at any time upon the request of the Secured Party,  the Debtor shall promptly execute (or cause to be executed) and deliver to the Secured Party, any
and  all  financing  statements,   original  financing  statements  in  lieu  of
continuation  statements,   fixture  filings,   security  agreements,   pledges,
assignments, endorsements or certificates of title, and all other instruments or documents (the "Additional  Documents") upon which the Debtor's signature may be required and that the Secured Party may request in its  discretion,  in form and substance satisfactory to the Secured Party, and/or perform any acts, to perfect and continue  perfected or better perfect the Secured Party's security  interest in the Collateral  (whether now owned or hereafter arising or acquired),  and in order to fully consummate all of the transactions contemplated hereby, under the
Purchase  Agreement  and/or any other  agreement  or  document  related  thereto
(including,  without limitation, any amendment to this Agreement or the Purchase
Agreement that becomes  necessary,  in the sole discretion of the Secured Party, as a result of any  amendment to the UCC).  To the maximum  extent  permitted by applicable  law, the Debtor hereby  authorizes  the Secured Party to execute any such Additional  Documents in the Debtor's name and authorizes the Secured Party to file such executed Additional Documents in any appropriate filing office. The
Debtor also hereby  ratifies  its  authorization  for the Secured  Party to have filed in any jurisdiction any financing  statements or amendments  thereto filed prior to the date  hereof.  The Debtor  shall not  terminate,  amend or file any correction  statement with respect to any UCC financing statement filed pursuant to this Agreement without the Secured Party's prior written consent.  The Debtor appoints  the Secured  Party as the Debtor's  attorney-in-fact,  with a power of attorney to execute on behalf of the Debtor such Additional  Documents and other similar instruments as the Secured Party may from time to time deem necessary or desirable to protect or perfect the security  interest in the  Collateral.  Such power of attorney is coupled with an interest and shall be irrevocable.

                                   ARTICLE II
                               OBLIGATIONS SECURED

            Section 2.1  OBLIGATIONS  SECURED.  The  Collateral and the power of collection  pertaining thereto shall secure the prompt and complete  performance and  repayment  of any and all  loans,  advances  or other  obligations  made by
Secured Party to Debtor  pursuant to this Agreement,  the Purchase  Agreement or the Notes (or  pursuant to any  amendments  hereto or  thereto)  prior to, on or after the date hereof,  and specifically the unpaid principal amount outstanding at any time under the Notes,  plus all accrued and unpaid  interest  thereunder, together with all fees, expenses,  commissions,  charges,  penalties,  and other amounts owing or chargeable by Debtor under the Purchase  Agreement or the Notes whether any of the foregoing are direct or indirect, joint or several,  absolute or  contingent,  due or to become due,  now existing or  hereafter  arising,  no matter how or when arising and whether under any present or future  agreement or instrument or otherwise, whether or not evidenced by a writing (collectively the
"Obligations").

                                  ARTICLE III
                    DUTIES OF THE DEBTOR REGARDING COLLATERAL

            Section 3.1 DUTIES OF THE DEBTOR REGARDING COLLATERAL.  At all times hereafter the Debtor agrees that it shall:

            (a)  Preserve the  Collateral  in good  condition  and order and not permit it to be abused or misused;

            (b) Not allow any of the  Collateral  to be affixed to real  estate, except  for any  property  deemed to be  fixtures,  provided  such  property  is included in the Secured Party's security interest given hereunder;

            (c) Maintain good and complete  title to the  Collateral  subject to
Permitted Liens (as defined in Section 3.2 below);

            (d) Keep the  Collateral  free and  clear at all  times of all other security  interests,  liens,  or encumbrances  of any kind,  including,  without limitation,  any lien arising as a result of the Debtors' failure to pay any and all taxes or governmental assessments or charges of any kind whatsoever,  except
Permitted Liens;

            (e)  Take or cause to be taken  such  acts and  actions  as shall be necessary or appropriate to assure that the Secured Party's security interest in the Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person (except with respect to the Permitted  Liens described in Sections 3.2(a) - (d) and Sections 3.2(f) - (h));

            (f) Except as  otherwise  expressly  provided  herein,  refrain from selling,  assigning or otherwise disposing of any of the Collateral or moving or removing  any of the  Collateral  except  in the  ordinary  course  of  Debtor's business,  without the prior written  consent of the Secured Party, or until all of the Debtor's Obligations have been paid in full;

            (g) Promptly provide to the Secured Party such financial statements, reports, lists and schedules related to the Collateral and any other information relating to the Collateral as the Secured Party from time to time may reasonably request;

            (h) Permit the Secured Party to inspect all books and records of the
Debtor  relating to the Collateral at such times,  upon such notice and as often as the Secured Party may reasonably request;

            (i) Promptly  notify the Secured Party of any material change in any fact or circumstance  warranted or represented by the Debtor herein or furnished in connection herewith to the Secured Party or if any Event of Default occurs;

            (j) Promptly  notify the Secured  Party upon  acquiring or otherwise obtaining  any  Collateral  after  the  date  hereof  consisting  of  Investment
Property,  Chattel  Paper  (electronic,   tangible  or  otherwise),   Documents,
Instruments or Supporting Obligations and, upon the request of the Secured Party in accordance with Section 1.2 hereof, promptly execute such other documents, or if applicable,  deliver such Chattel Paper or other  documents and do such other acts or things deemed necessary or desirable by the Secured Party to protect the
Secured Party's security interest therein; and

            (k) Take all steps  reasonably  necessary to grant the Secured Party control  of all  electronic  Chattel  Paper in  accordance  with the UCC and all
"transferable records" as defined in each of the Uniform Electronic Transactions
Act and the Electronic Signatures in Global and National Commerce Act.

            Section 3.2 "PERMITTED LIENS" means the following:

            (a)  purchase  money   security   interests  in  specific  items  of
equipment;

            (b)  leases  of  specific   items  of  equipment,   technology   and
intellectual property, including capital leases;

            (c) liens for taxes not yet payable;

            (d) security interests being terminated  substantially  concurrently with this Agreement and liens created hereunder;

            (e) liens of  materialmen,  mechanics,  warehousemen,  carriers,  or other  similar  liens  arising in the  ordinary  course of business and securing obligations which are not delinquent;

            (f) liens  incurred in  connection  with the  extension,  renewal or refinancing of the indebtedness  secured by liens of the type described above in clauses (a) or (b) above,  provided that any  extension,  renewal or replacement lien  is  limited  to the  property  encumbered  by the  existing  lien  and the principal amount of the indebtedness being extended,  renewed or refinanced does not increase;

            (g) liens in favor of customs and revenue  authorities  which secure payment of customs duties in connection with the importation of goods; or

            (h) liens  consented  to in writing  and in  advance by the  Secured
Party in its sole and absolute discretion.

Secured  Party will have the right to  require,  as a  condition  to any consent under clause (i) above, that (A) the holder of the additional  security interest or lien sign an  intercreditor  agreement on Secured Party's then standard form, acknowledge that the security  interest is subordinate to the security  interest in favor of  Secured  Party,  and agree not to take any  action to  enforce  its subordinate security interest so long as any Obligations remain outstanding, and
(B) the Debtor agrees that any uncured default in any obligation  secured by the subordinate  security  interest shall also  constitute an Event of Default under this Agreement.

            Section 3.3 LOCKBOX AND SPECIAL ACCOUNTS. Debtor hereby acknowledges and agrees that its subsidiary Datetec Industries, Inc. ("DI") has established a lockbox (the "Lockbox") and a special  account (the "Special  Account") with its bank (the  bank(s)  used by Debtor or any of its  subsidiaries  are  hereinafter collectively  referred to as the "Bank" or "Banks",  as the context requires) to secure  the  obligations  of DI  relating  to or  arising  from the IBM Debt (as defined in the Purchase Agreement). Debtor shall not, and shall cause DI not to, terminate the Lockbox or Special  Account  without the prior written  consent of
Secured Party.  Debtor hereby further  acknowledges  and agrees that, other than the Lockbox and Special  Account with IBM Lender,  none of Debtor nor any of its subsidiaries has any other similar accounts with the Bank or any other financial institution or other party,  Upon  satisfaction of the IBM Debt and until all of the Obligations have been satisfied, Debtor shall:

            (a) deliver, or cause to be delivered, upon Secured Party's request, a certificate,  certified by the Chief Financial  Officer of the Debtor or DI as
being true and  correct,  listing the Lockbox  and  Special  Account  then being maintained  by DI, and  specifying  in detail all  account  information  and the contact  information  of the Bank where each the Lockbox and Special  Account is being maintained;

            (b)  take  all  actions  necessary  to  ensure  that  the  agreement governing the terms and conditions of the Lockbox and Special Account is in form and substance satisfactory to Secured Party;

            (c) take all  actions  necessary  to ensure  that there is a blocked account  agreement  with the Bank for the  benefit of Secured  Party in form and substance  satisfactory to Secured Party pursuant to which,  among other things, the Bank shall agree that,  upon notice from Secured Party,  disbursements  from the Special Account shall be made only as Secured Party shall direct;

            (d) (i)  instruct  all  Account  (as  defined  in  Exhibit A hereto)
debtors to remit  payments  directly  to the  Lockbox  (such  instruction  to be printed in conspicuous type on all invoices),  (ii) instruct the Bank to deposit all remittances to the Lockbox into the Special  Account,  and (iii) not deposit or permit any  deposits of funds other than  remittances  paid in respect of the
Accounts into the Special  Account or permit any  commingling of funds with such remittances in the Lockbox or Special Account;

            (e) without limiting the Debtor's foregoing obligations,  if, at any time, Debtor receives a remittance directly from an Account debtor, make entries on its books  and  records  in a manner  that  shall  reasonably  identify  such remittances  and  shall  keep a  separate  account  on its  record  books of all remittances so received and deposit the same into the Special Account; and

            (f) pay for all costs and  expenses of  Debtor's  bank in respect to collection  of checks and other items of payment,  all fees  relating to the use and maintenance of the Lockbox and Special Account.

Notwithstanding the foregoing, if, upon satisfaction of the IBM Debt, the Debtor
(or any of its  subsidiaries)  may,  with the prior  written  consent of Secured
Party (such consent not to be  unreasonably  withheld),  obtain new  asset-based financing,  and in connection with such permitted financing,  the Debtor or such subsidiaries,  as the case may be, shall be  permitted  to  establish  and grant control  over  lockboxes  and  special  accounts  to the lender  providing  such permitted  financing to the extent (and only to the extent)  necessary to obtain and maintain such permitted financing.

            Section 3.4 CONTROL OF DEPOSIT  ACCOUNTS.  Upon the  satisfaction of the IBM Debt and until all of the Obligations have been satisfied, promptly upon
Secured Party's  request,  Debtor shall,  and shall cause its  subsidiaries  to, enter into one or more control agreements substantially in the form of Exhibit B hereto (each, a "Control  Agreement")  with the Banks at which Debtor and/or its subsidiaries  maintain  Deposit  Accounts  (as  defined  in Exhibit A hereto) to secure  Debtor's  Obligations.  In furtherance  of the foregoing,  Debtor shall, promptly upon Secured Party's request, take all actions necessary to ensure that the Control Agreement governing the terms and conditions of each Deposit Account is in form and substance  satisfactory to Secured Party pursuant to which, among other  things,  such Bank shall agree that,  upon  notice  from  Secured  Party, disbursements  from such  Deposit  Account  shall be made only as Secured  Party shall direct.  Notwithstanding  the foregoing,  if, upon satisfaction of the IBM
Debt, the Debtor (or any of its subsidiaries)  obtains new asset-based financing as may be  permitted  in  accordance  with  SECTION  3.4,  the  Debtor  or  such subsidiaries,  as the case may be, shall be permitted to grant  control over the
Deposit  Accounts to the lender  providing  such  asset-based  financing  to the extent  (and only to the  extent)  necessary  to obtain  and  maintain  such new asset-based financing.

            Section 3.5 NO NEW ACCOUNTS.  Debtor hereby  acknowledges and agrees that,  except as expressly  provided in SECTIONS 3.3 and 3.4,  Debtor shall not, and shall cause its subsidiaries not to, establish or grant control over any new or existing lockboxes,  special accounts, Deposit Accounts, or any other account to any lender or other party other than Secured Party.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

            Section 4.1 DEFINED.  The occurrence of any of the following  events shall  constitute  an event of  default  under  this  Agreement  (an  "EVENT  OF
DEFAULT"):

          (i) The failure of the Debtor to perform or comply with any act,  duty or obligation required to be performed under this Agreement if such failure is not remedied within ten (10) days following  receipt by Debtor of notice of such failure from Secured Party;

          (ii) If any of the  representations  or  warranties  of the Debtor set forth in this Agreement shall prove to have been incorrect when made, or if they  become  incorrect,  if not cured  within ten (10) days of notice from
     Secured Party of such event;

          (iii) If any  material  portion of the  Collateral  shall be  damaged, destroyed or otherwise  lost and such  damage,  destruction  or loss is not covered by insurance; or

          (iv) If an Event  of  Default  as  defined  in the  Notes  shall  have occurred.

            Section 4.2 RIGHTS AND REMEDIES UPON DEFAULT. If an Event of Default
shall have  occurred  hereunder,  the  Secured  Party may,  at its sole  option, without notice or demand,  declare the  Obligations  to be  immediately  due and payable.  As to any  Collateral,  the  Secured  Party  shall have the rights and remedies of any secured creditor under the Uniform Commercial Code as in effect, at the time of the default, in New York ("UCC"),  such rights to be exercised in such  order or manner as  Secured  Party may  determine  in its sole  discretion against any one or more of the entities  constituting  Debtor. If for any reason the Secured  Party  should be required by law or otherwise to give notice to the
Debtor of the sale of any Collateral,  the Debtor agrees that any written notice sent by overnight  delivery  service not less than five (5) calendar days before the sale or mailed postage prepaid to the Debtor's address listed below not less than ten (10)  calendar  days  before  the sale shall be deemed  reasonable  and adequate.

                                   ARTICLE V
                               ADDITIONAL REMEDIES

            Section 5.1 POWER OF  COLLECTION.  Upon the happening of an Event of
Default the Debtor shall:

          (a) Endorse any and all  documents  evidencing  any  Collateral to the
     Secured  Party and  notify  any  payor  that  said  documents  have been so endorsed  and that all sums due and owing  pursuant  to them should be paid directly to the Secured Party;

          (b) Turn over to the Secured Party all documents  evidencing any right to collection of any sums due the Debtor arising from or in connection with any of the Collateral;

          (c) Mark or stamp each of its accounting  records pertaining to any of its accounts,  relating  howsoever to this Agreement or the Notes, with the
     legend  "assigned  to  [                                ]" as agent for the
     Secured  Party,  and  keep  all  of  its  books,  records,   documents  and
     instruments  relating to the Collateral in such manner as the Secured Party may require;

          (d) Mark or stamp all invoices  with a similar  legend as described in
     Section  5.1(c) above  satisfactory  to the Secured Party so as to indicate that the same must be paid directly to the Secured Party;

          (e) Take any action  reasonably  required  by the  Secured  Party with reference to the Federal Assignment of Claims Act; and

          (f)  Assign to Secured  Party any or all of  Debtor's  copyrights  and patents as demanded by Secured Party.

            The Secured Party shall also have the right,  at any time,  upon the happening of any Event of Default hereunder or as defined in the Notes, directly to notify any  obligors  of the Debtor to make  payments  of any and all amounts directly to the  Secured  Party,  and the  Secured  Party shall have the further right to notify the U.S.  postal  authorities to change the address for delivery of mail of the  Debtor to an  address  designated  by the  Secured  Party and to receive, open and dispose of all mail addressed to the Debtor.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

            Section 6.1 WARRANTIES. The Debtor represents and warrants:

          (a) That it is the owner of and,  subject to the Permitted  Liens, has good and marketable title to the Collateral secured hereby;

          (b) That it has not granted,  nor will it grant a security interest in the Collateral to any other  individual or entity other than the holders of the Permitted  Liens,  and that such Collateral is otherwise free and clear of any mortgage,  pledge, lease, trust, bailment,  lien, security interest, encumbrance, charge or other arrangement;

          (c) That it has the authority and capacity to perform its  obligations hereunder,  and this  Agreement,  when executed and delivered,  will be the valid and binding obligation of the Debtor  enforceable  against the Debtor in accordance with its terms, subject only to the following qualifications:

               (i)  certain  equitable   remedies  are  discretionary   and,  in
          particular,  may not be  available  where  damages are  considered  an adequate remedy at law, and

               (ii)  enforcement  may  be  limited  by  bankruptcy,  insolvency, liquidation,  reorganization,  reconstruction  and other  similar laws affecting  enforcement of creditors' rights generally  (insofar as any such law relates to the bankruptcy, insolvency or similar event of the
          Debtor);

          (d) That its true and correct  company  name,  any trade name(s) under which it  conducts  its  business,  its  jurisdiction  of  organization  or incorporation  and each of its chief  executive  office,  its  place(s)  of business and the  locations of the  Collateral  or records  relating to the
     Collateral are set forth in Exhibit C attached hereto; and

          (e)  That  upon  the  filing  of UCC  financing  statements  with  the
     Secretary of State of the State of Delaware  (and such other  jurisdictions where Debtor may, in the future, become organized or incorporated from time to time), the security  interest in the Collateral  granted hereunder shall constitute at all times a valid first  priority  security  interest  (other than with  respect to  Permitted  Liens and except  where the Secured  Party has failed to file necessary continuation statements), perfected with respect to all
Collateral  for which  the  filing of the UCC  financing  statements  is a valid method of perfection,  vested in the Secured Party,  in and upon the Collateral, free of any liens except for Permitted Liens.

                                  ARTICLE VII
                               NEGATIVE COVENANTS

            Section 7.1 OTHER  ENCUMBRANCES.  Debtor  shall defend its title to, and Secured  Party's  interest in, the Collateral  against all claims,  take any action necessary to remove any encumbrances other than those permitted hereunder and defend  the  right,  title and  interest  of Secured  Party in and to any of
Debtor's rights in the Collateral.

            Section  7.2 CHANGE  NAME OR  LOCATION.  Except  upon 30 days' prior written  notice to Secured  Party,  Debtor  shall not change its company name or conduct its  business  under any name other than that set forth herein or change its jurisdiction of organization or incorporation, chief executive office, place of business or location of the Collateral or records  relating to the Collateral from the current location.

            Section 7.3 JUNIOR DEBT.  So long as any portion of the Notes remain outstanding (whether or not any Event of Default under the Notes exists), Debtor shall not make any  payments  of  principal,  interest,  penalties  or any other amounts to any creditor of Debtor (or any other  party)  other than  payments to
(i) the Secured Party and (ii) IBM Lender with respect to the IBM Debt, provided that payments to IBM Lender shall be limited  solely to Debtor's  obligations as guarantor of the IBM Debt.

                                  ARTICLE VIII
                                     WAIVERS

            Section 8.1 WAIVERS.  The Debtor  acknowledges  that the Obligations arose out of a commercial  transaction  and hereby  knowingly and  intelligently waives any right to require the Secured Party to (a) proceed against any person,
(b) proceed against any other collateral  under any other agreement,  (c) pursue any other  remedy  available  to the Secured  Party,  and (d) make  presentment, demand, dishonor, notice of dishonor, acceleration and/or notice of non-payment.

            Section 8.2 WAIVER OF DEFENSE.  The Debtor  waives any defense which it may have to the exercise by Secured Party of its rights under this Agreement, other than payment in full of the Obligations.

                                   ARTICLE IX
                                  MISCELLANEOUS

            Section 9.1 ATTORNEY-IN-FACT.  The Debtor appoints the Secured Party its true  attorney-in-fact  to perform any of the  following  powers,  which are irrevocable until termination of this Agreement and may be exercised,  from time to time,  by the Secured  Party's  officers  and  employees or any of them if an
Event of Default occurs  hereunder:  (i) to perform any obligation of the Debtor hereunder  in  the  Debtor's  name  or  otherwise;  (ii)  to  collect  by  legal proceedings or otherwise all dividends, interest, principal or other sums now or hereafter payable upon or on account of the Collateral, to accept other property in exchange for the Collateral,  and any money or property  received in exchange for the  Collateral  may be applied to the  Obligations  to the Secured Party or held by the Secured Party under this Agreement;  (iii) to make any compromise or settlement  the  Secured  Party  deems  desirable  or proper in  respect  of the
Collateral;  and (iv) to  insure,  process  and  preserve  the  Collateral.  The foregoing  power of attorney  shall take effect only upon an Event of Default or upon failure by Debtor to perform any of its obligations hereunder.

            Section  9.2 CROSS  DEFAULT.  Debtor  agrees and  acknowledges  that default under the terms of this  Agreement  shall  constitute  default under the
Purchase  Agreement and the Notes,  and default under the Purchase  Agreement or the Notes shall constitute default under this Agreement. The security interests, liens and other  rights  and  interests  in and  relative  to any of the real or personal property of the Debtor now or hereafter granted to the Secured Party by
Debtor by or in any instrument or agreement, including, but not limited to, this
Agreement,  the Purchase Agreement, or the Notes shall serve as security for any and all liabilities of Debtor to Secured Party,  including,  but not limited to, the  liabilities  described in this  Agreement,  the Purchase  Agreement and the
Notes, and, for the repayment thereof,  Secured Party may resort to any security held by it in such order and manner as it may elect.

            Section  9.3  NOTICES.  Any  notices,  consents,  waivers  or  other communications  required  or  permitted  to be  given  under  the  terms of this
Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt,  when delivered  personally;  (ii) upon receipt, when sent by facsimile
(provided   confirmation  of  transmission  is  mechanically  or  electronically generated  and kept on file by the sending  party);  or (iii) one  business  day after deposit with a nationally  recognized  overnight delivery service, in each case  properly  addressed to the party to receive the same.  The  addresses  and facsimile numbers for such communications shall be:

       If to the Secured Party:

                                [                 ]

                                with a copy to:

                                [                 ]

       If to the Debtor:
                                Datatec Systems, Inc.
                                23 Madison Road
                                Fairfield, New Jersey 07004
                                Attention:  Mark Hirschhorn
                                Facsimile:  (973) 890-2888

                                with a copy to:

                                Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                505 Park Avenue
                                New York, New York 10022

                                Attention: Robert H. Friedman
                                Facsimile:  (212) 755-1467

Written  confirmation  of receipt  (A) given by the  recipient  of such  notice, consent,  waiver  or other  communication,  (B)  mechanically  generated  by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of such  transmission  or (C)  provided  by a courier or  overnight courier service shall be rebuttable  evidence of personal service,  overnight or courier  delivery or  transmission  by facsimile in accordance  with clause (i),
(ii) or (iii) above, respectively.

            Section 9.4 FEES AND EXPENSES.  On demand by Secured Party,  without limiting  any of the terms of the Purchase  Agreement or the Note,  Debtor shall pay all reasonable fees,  costs, and expenses  (including,  without  limitation, reasonable  attorneys'  fees and legal  expenses)  incurred by Secured  Party in connection  with (a) filing or recording any documents  (including  all taxes in connection  therewith)  in public  offices;  and (b) paying or  discharging  any taxes,  counsel  fees,  maintenance  fees,  encumbrances,  or other  amounts  in connection  with  protecting,  maintaining,  or  preserving  the  Collateral  or defending or prosecuting any actions or proceedings arising out of or related to the Collateral;  provided,  however, that any expenses incurred by Secured Party in enforcing its rights under this Agreement  shall not be subject to any cap on expenses provided in the Purchase Agreement to the extent Secured Party prevails in any action or proceeding to enforce such rights.

            Section  9.5 NO  WAIVER.  No course of  dealing  between  Debtor and
Secured Party,  nor any failure to exercise nor any delay in exercising,  on the part of Secured Party, any right, power, or privilege under this Agreement,  the
Note, or under the Purchase Agreement or any other agreement, shall operate as a waiver.  No single or partial  exercise of any right,  power, or privilege under this  Agreement,  the Note or the Purchase  Agreement or any other  agreement by
Secured Party shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right,  power, or privilege by Secured
Party.

            Section 9.6 RIGHTS ARE CUMULATIVE. All of Secured Party's rights and remedies with respect to the Collateral  whether  established by this Agreement, the Purchase  Agreement,  the Notes or any other documents or agreements,  or by law shall be cumulative and may be exercised concurrently or in any order.

            Section 9.7 INDEMNITY.  Debtor shall protect, defend, indemnify, and hold harmless  Secured Party and Secured  Party's  officers,  agents and assigns
from  all  liabilities,   losses,  and  costs  (including,  without  limitation,
reasonable attorneys' fees) incurred or imposed on Secured Party relating to the matters in this Agreement,  including,  without  limitation,  in connection with
Secured  Party's  defense of any action brought by a third party against Secured
Party  relating to this  Agreement or any of the  Collateral,  but otherwise not arising from Secured Party's gross negligence or willful misconduct.

            Section 9.8  SEVERABILITY.  The  provisions  of this  Agreement  are severable.  If any provision of this Agreement is held invalid or  unenforceable
in  whole  or  in  part  in  any   jurisdiction,   then   such   invalidity   or
unenforceability  shall affect only such  provision,  or part  thereof,  in such jurisdiction,  and shall not in any manner affect such provision or part thereof in any other  jurisdiction,  or any other  provision  of this  Agreement  in any jurisdiction.

            Section 9.9 AMENDMENTS;  ENTIRE AGREEMENT. This Agreement is subject to modification only by a writing signed by the parties.  To the extent that any provision  of this  Agreement  conflicts  with  any  provision  of the  Purchase
Agreement or the Notes,  the provision  giving  Secured Party greater  rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from,  the rights  granted to Secured Party under the

                                       10

Purchase Agreement and the Notes. This Agreement,  the Purchase  Agreement,  the
Notes and the documents  relating  thereto  comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

            Section 9.10 RELEASE. No transfer or renewal, extension,  assignment or termination  of this Agreement or of any instrument or document  executed and delivered  by the  Debtor  or  any  other  obligor  to the  Secured  Party,  nor additional  advances made by the Secured Party to the Debtor,  nor the taking of further  security,  nor the retaking or  re-delivery  of the  Collateral  to the
Debtor by the Secured Party nor any other act of the Secured Party shall release the Debtor  from any  Obligation,  except a release  or  discharge  executed  in writing by the  Secured  Party  with  respect  to such  Obligation  or upon full payment and  satisfaction  of all  Obligations  and termination of the Notes. At such time as Debtor  shall  completely  satisfy all of the  Obligations  and the
Notes are no longer  outstanding,  Secured  Party  shall  execute and deliver to
Debtor all assignments and other  instruments as may be reasonably  necessary or proper to terminate Secured Party's security interest in the Collateral, subject to any  disposition of the Collateral  which may have been made by Secured Party pursuant to this Agreement.  For the purpose of this Agreement,  the Obligations shall be deemed to continue  if Debtor  enters  into any  bankruptcy  or similar proceeding  at a time when any amount paid to Secured  Party could be ordered to be repaid as a preference or pursuant to a similar  theory,  and shall  continue until it is finally determined that no such repayment can be ordered.

            Section 9.11 SUCCESSORS.  The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective  successors and permitted  assigns of the parties;  provided that Debtor may not transfer any of the  Collateral or any rights  hereunder,  without the prior written  consent of
Secured Party, except as specifically permitted hereby.

            Section  9.12  GOVERNING  LAW.  THE  VALIDITY,   INTERPRETATION  AND
ENFORCEMENT  OF THIS  AGREEMENT AND ANY DISPUTE  ARISING OUT OF OR IN CONNECTION
WITH THIS AGREEMENT,  WHETHER SOUNDING IN CONTRACT,  TORT,  EQUITY OR OTHERWISE,
SHALL BE GOVERNED BY THE  INTERNAL  LAWS AND  DECISIONS OF THE STATE OF NEW YORK
APPLICABLE TO CONTRACTS  MADE AND TO BE PERFORMED  ENTIRELY  WITHIN THE STATE OF
NEW YORK. ALL DISPUTES BETWEEN THE DEBTOR AND SECURED PARTY, WHETHER SOUNDING IN
CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL
COURTS LOCATED IN NEW YORK CITY AND THE COURTS TO WHICH AN APPEAL  THEREFROM MAY
BE TAKEN;  PROVIDED,  HOWEVER,  THAT SECURED PARTY SHALL HAVE THE RIGHT,  TO THE
EXTENT  PERMITTED  BY  APPLICABLE  LAW,  TO  PROCEED  AGAINST  THE DEBTOR OR ITS
PROPERTY IN ANY LOCATION  REASONABLY  SELECTED BY SECURED PARTY IN GOOD FAITH TO
ENABLE  SECURED PARTY TO REALIZE ON SUCH  PROPERTY,  OR TO ENFORCE A JUDGMENT OR
OTHER COURT ORDER IN FAVOR OF SECURED PARTY.  THE DEBTOR AGREES THAT IT WILL NOT
ASSERT ANY PERMISSIVE  COUNTERCLAIMS,  SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING
BROUGHT BY SECURED  PARTY.  THE DEBTOR WAIVES ANY OBJECTION  THAT IT MAY HAVE TO
THE LOCATION OF THE COURT IN WHICH  SECURED  PARTY HAS  COMMENCED A  PROCEEDING,
INCLUDING,  WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON
FORUM NON CONVENIENS.

            Section 9.13 WAIVER OF RIGHT TO JURY TRIAL. SECURED PARTY AND DEBTOR
EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR  PROCEEDING  BASED
UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY
OTHER  PRESENT OR FUTURE  INSTRUMENT  OR  AGREEMENT  BETWEEN  SECURED  PARTY AND
DEBTOR;  OR (III) ANY CONDUCT,  ACTS OR OMISSIONS OF SECURED  PARTY OR DEBTOR OR

                                       11

ANY OF THEIR  DIRECTORS,  OFFICERS,  EMPLOYEES,  AGENTS,  ATTORNEYS OR ANY OTHER
PERSONS AFFILIATED WITH SECURED PARTY OR DEBTOR; IN EACH OF THE FOREGOING CASES,
WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

            Section 9.14 CAPITALIZED TERMS. All terms capitalized herein and not otherwise  defined  shall have the meaning set forth in the Purchase  Agreement, and in the UCC.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

                                       12

            IN  WITNESS  WHEREOF,  the Debtor  and the  Secured  Party have duly executed this Security Agreement as of the day and year first written above.

                            SECURED PARTY:

                            By: ______________________________________
                                Name:
                                Title:

                            By: ______________________________________
                                Name:
                                Title:

                            By: ______________________________________
                                Name:
                                Title:

                            By: ______________________________________
                                Name:
                                Title:

                            By: ______________________________________
                                Name:
                                Title:

                            By: ______________________________________
                                Name:
                                Title:

                                       13

                            DEBTOR:

                            DATATEC SYSTEMS, INC.

                            By: ______________________________________
                                Name:
                                Title

                                       14

                                                                       Exhibit A

                                   COLLATERAL

            All Accounts, Chattel Paper, Contracts, Deposit Accounts, Documents,
Goods,  Fixtures,  Securities,  Documents  of  Title,  Instruments,   Investment
Property,  Inventory,  General  Intangibles,  Equipment,  Records and Supporting
Obligations  now owned or acquired  at any time  hereafter  by Debtor,  wherever located  or  situated;  all  books,  records,  files,  ledger  sheets  and other documents  covering or relating to the  foregoing;  and all of the  products and proceeds  (as  defined  in the  UCC,  including  condemnation  proceeds)  of the foregoing.

            The capitalized  terms used herein shall have the meanings set forth below.  All other  terms used  herein are used as defined in the UCC, as amended from time to time.  The parties to the Security  Agreement  understand and agree that (i) the terms defined below are intended to be and are consistent  with the
UCC, as amended and to be effective as of the date of the Security Agreement and
(ii) in the event the UCC is amended in the future to change the  meaning of any of the following  terms,  such terms shall  automatically  be modified herein to reflect and to be consistent with such amendment of the UCC.

            "Accounts" except as used in "account for," means a right to payment of a monetary obligation, whether or not earned by performance, (i) for property that  has  been or is to be  sold,  leased,  licensed,  assigned,  or  otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or  information  contained on or for use with the card, or
(viii) as winnings in a lottery or other game of chance operated or sponsored by a state,  governmental  unit of a state,  or person  licensed or  authorized  to operate the game by a state or governmental  unit of a state.  The term includes health  care  insurance  receivables.  The term does not  include  (i) rights to payment  evidenced  by Chattel  Paper or an  Instrument,  (ii)  commercial  tort claims, (iii) Deposit Accounts,  (iv) investment property,  (v) letter-of-credit rights or  letters  of  credit,  or (vi)  rights to  payment  for money or funds advanced or sold, other than rights arising out of the use of a credit or charge card or information contained on or for use with the card.

            "Chattel  Paper"  means a Record or  Records  that  evidence  both a monetary  obligation  and a security  interest  in  specific  Goods,  a security interest in specific Goods and software used in the Goods,  a security  interest in specific Goods and license of software used in the Goods, a lease of specific
Goods,  or a lease of specific  Goods and license of software used in the Goods.
In this paragraph,  "monetary obligation" means a monetary obligation secured by the Goods or owed under a lease of the Goods and includes a monetary  obligation with respect to software used in the Goods.  The term does not include  charters or other  contracts  involving the use or hire of a vessel.  If a transaction is evidenced by Records that include an  Instrument or series of  Instruments,  the group of Records taken together constitutes Chattel Paper.

            "Contracts"  means all contracts and  agreements to which the Debtor is a party or under  which the  Debtor has any right,  title or  interest  or to which the Debtor or any of the Debtor's  property is subject,  as such contracts and amendments may be amended,  supplemented or otherwise  modified from time to time  (including,  without  limitation,  (i) all rights of the Debtor to receive moneys  payable to it under any such  contract  or  agreement  or in  connection therewith,  (ii) all  rights of the Debtor to  damages  arising  out of, or with respect to, any breach or default in respect of any such  contract or agreement, and (iii) all  rights of the  Debtor to  exercise  all  remedies  under any such contract or  agreement),  but  excluding  any contract or agreement  that by its terms  prohibits  the  Debtor  from  granting a security  interest  therein,  or requires  the Debtor to obtain the consent of any other party  before a security interest  can be granted  therein,  until the Debtor has  obtained  all consents required to grant a security  interest to the Secured Party, in such contract or agreement;  provided,  however,  that the foregoing exclusion shall not apply to any of the Debtors'  Accounts or any money or other amounts due or to become due under any contract or agreement.

            "Deposit  Accounts"  means a demand,  time,  savings,  passbook,  or similar account  maintained with a bank (and all moneys deposited or required to be  deposited  in the Deposit  Accounts).  The term does not include  investment property or accounts evidenced by an Instrument.

            "Documents"  means a  document  of  title or a  receipt  of the type described in subdivision (2) of Section 7201 of the UCC.

            "Documents  of Title"  means and  includes  a bill of  lading,  dock warrant,  dock receipt,  warehouse receipt, gin ticket, or compress receipt, and any other  Document  that, in the regular  course of business or  financing,  is treated as adequately  evidencing  that the person  entitled  under the Document
(Section 7403(4) of the UCC) has the right to receive,  hold, and dispose of the
Document and the Goods it covers.  To be a Document of Title,  a Document  shall purport to be issued by a bailee  and  purport  to cover  goods in the  bailee's possession  that  either  are  identified  as or  are  fungible  portions  of an identified mass.

            "Equipment"  means Goods other than  Inventory,  farm  products,  or consumer  goods,  and also means all motor vehicles,  rolling stock,  machinery,
office  equipment,   plant  equipment,   tools,  dies,  molds,  store  fixtures,
furniture,  and other  Goods,  property,  and assets  which are used and/or were purchased for use in the operation of furtherance of the Debtor's business,  and any and all accessions, additions thereto, and substitutions therefore.

            "Fixtures"  means  Goods that have  become so related to  particular real property that an interest in them arises under real property law.

            "General Intangibles" means any personal property,  including things in action, other than Accounts,  Chattel Paper,  commercial tort claims, Deposit
Accounts, Documents, Goods, Instruments,  investment property,  letter-of-credit rights,  letters  of credit,  money,  and oil,  gas,  or other  minerals  before extraction,  and also means all books and  Records,  customer  lists,  goodwill, causes of action, judgments,  literary rights, rights to performance,  licenses, permits,  certificates of convenience and necessity,  and similar rights granted
by  any  governmental  authority;   copyrights,   trademarks,   patents,  patent
applications,  proprietary processes,  blueprints,  drawings, designs, diagrams,
plans,  reports,  charts,  catalogs,   manuals,   literature,   technical  data,
proposals, cost estimates and all other reproductions on paper, or otherwise, of any and all the design, development,  manufacture, sale, marketing, lease or use of any or all Goods  produced or sold or leased or credit  extended,  or service performed  by the Debtor,  whether  intended for an  individual  customer or the general business of Debtor. This term includes payment intangibles and software.

            "Goods"  means all things that are movable when a security  interest attaches. The term includes (i) Fixtures, (ii) standing timber that is to be cut and removed under a conveyance  or contract for sale,  (iii) the unborn young of animals,  (iv)  crops  grown,  growing,  or to be  grown,  even if the crops are produced on trees,  vines, or bushes, and (v) manufactured  homes. The term also includes a computer  program  embedded in Goods and any  supporting  information provided in  connection  with a  transaction  relating to the program if (i) the program is  associated  with the Goods in such a manner that it  customarily  is considered  part of the Goods,  or (ii) by  becoming  the owner of the Goods,  a person  acquires a right to use the program in  connection  with the Goods.  The term does not include a computer  program  embedded in Goods that consist solely of the medium with which the program is embedded. The term also does not include
Accounts,  Chattel Paper,  commercial tort claims, Deposit Accounts,  Documents,
General Intangibles,  Instruments, investment property, letter-of-credit rights,

letters of credit, money, or oil, gas, or other minerals before extraction.

            "Instruments"  means a negotiable  instrument  or any other  writing that evidences a right to the payment of a monetary obligation,  is not itself a security  agreement  or  lease,  and is of a type  that in  ordinary  course  of
business  is  transferred   by  delivery  with  any  necessary   endorsement  or
assignment.  The term does not include (i) investment property,  (ii) letters of credit,  or (iii)  writings that evidence a right to payment  arising out of the use of a credit or charge card or  information  contained on or for use with the card.

            "Inventory"  means Goods,  other than farm  products,  which are (i)
leased by a person as  lessor,  (ii) held by a person for sale or lease or to be furnished  under a contract  of service,  (iii)  furnished  by a person  under a contract of  service,  or (iv)  consist of raw  materials,  work in process,  or materials used or consumed in a business. This term includes supplies,  finished
Goods, Goods returned by customers,  Goods in transit,  wherever located,  which are-held  for sale (but  excluding  Goods not  manufactured  by the Debtor or an affiliate  and which were  purchased  for resale  directly or  indirectly by the
Debtor from a non-affiliate pursuant to a then existing agreement or arrangement with a non-affiliate  customer),  including the right of stoppage in transit, or
Goods which are or might be used in connection with the manufacturing or packing of such Goods,  and all such Goods,  the sale or  disposition of which has given rise to an Account,  which are returned to and/or  repossessed and/or stopped in transit by the Debtor or by the Secured  Party,  or at any time hereafter in the possession  or under the control of the Debtor or the Secured Party or any agent or bailee  of the  Debtor  or the  Secured  Party,  and any  Documents  of Title
representing any of the above.

            "Investment  Property"  means a Security,  whether  certificated  or uncertificated,  security entitlement, securities account, commodity contract or commodity account (as such terms are defined in the UCC).

            "Records"  except as used in "for  record," "of record,"  "record or legal  title," and "record  owner,"  means  information  that is  inscribed on a tangible  medium or which is  stored in an  electronic  or other  medium  and is retrievable in perceivable form.

            "Securities" means "securities" as that term is defined in the UCC.

            "Supporting  Obligation(s)"  mean(s)  a letter  of  credit  right or secondary  obligation  that supports the payment or  performance  of an Account,
Chattel Paper,  a Document,  a General  Intangible,  an Instrument or Investment
Property.

            "UCC" means the Uniform Commercial Code as in effect in the State of
New York.

                                                                       Exhibit B

                                     FORM OF
                            ACCOUNT CONTROL AGREEMENT

            THIS  ACCOUNT  CONTROL   AGREEMENT,   dated  as  of  __________(this
"AGREEMENT"),  is made by and  among  Datatec  Systems,  Inc.,  (the  "DEBTOR"),
[                                                                              ]
(together,   the  "SECURED  PARTY"),   and  [Bank],  a   ________________   (the
"DEPOSITORY").

                                 R E C I T A L S
                                 ---------------

            WHEREAS,  pursuant  to a Security  Agreement,  dated as of July ___,
2003 (the "SECURITY  AGREEMENT"),  the Debtor has granted a security interest in
and  a  first-priority   lien  upon  all  of  its  assets  and  properties  (the
"COLLATERAL") to the Secured Party;

            WHEREAS,  the Collateral  includes the Deposit  Accounts (as defined below) and financial assets held therein; and

            WHEREAS,  the Debtor is  entering  into this  Agreement  in order to perfect the security interest in such proceeds granted to the Secured Party.

                               A G R E E M E N T
                                -----------------

            NOW,  THEREFORE,  in  consideration  of the  mutual  agreements  and covenants  herein contained and for other good and valuable  consideration,  the parties hereby agree as follows:

            Section 1.  ACKNOWLEDGMENT OF SECURITY INTEREST.  The Debtor and the
Secured  Party  hereby  notify  the  Depository  of, and the  Depository  hereby acknowledges,  the security  interest granted by the Debtor to the Secured Party in all of the Debtor's right, title and interest in and to the Collateral.

            Section 2.  ESTABLISHMENT OF DEPOSIT ACCOUNT.  The Depository hereby represents and warrants to, and agrees with, the Secured Party that:

            (a)  The  Depository  has  established  a  deposit  account  (number
_______) in the name of the Debtor (the "DEPOSIT  ACCOUNT"),  and agrees that it will refrain from closing or changing the name or account  number of the Deposit
Account without the prior written consent of the Secured Party.

            (b) The Debtor has  irrevocably  directed  the  Depository,  and the
Depository  hereby  agrees,  to make all notations in the  Depository's  records pertaining to the Deposit  Account that are necessary or  appropriate to reflect the security  interest of the Secured Party and to designate the Deposit Account as "Datatec  Systems,  Inc. [or subsidiary  thereof]  Account for the benefit of
[                     ]."

            (c) The Depository  will promptly  credit to the Deposit Account all funds  delivered  to the  Depository  by the  Debtor  pursuant  to the  Security
Agreement.

            (d) The Deposit Account is a "deposit account" within the meaning of
Section  9-102(a)(29)  of the Uniform  Commercial Code as in effect from time to time (including any successor thereto) in the State of New York (the "NY UCC").

            (e) This  Agreement is the valid and legally  binding  obligation of the Depository, enforceable against it in accordance with its terms.

            (f) On the date of this Agreement and, except as provided in Section
6  hereof,  the  Depository  does not know of any  claim to or  interest  in the
Collateral  or the Deposit  Account,  other than the interests of the Debtor and the Secured  Party,  and has not identified in its records any other person as a customer, secured party or similar designation with respect to the Collateral or the Deposit Account.

            Section 3. CONTROL OF DEPOSIT ACCOUNT.

            (a) Subject to the provisions of this Agreement, the Deposit Account shall be under the "control"  (within the meaning of Article 9 of the NY UCC) of the  Secured  Party and the  Secured  Party shall have the sole right to make or permit  withdrawals  from the Deposit  Account  and to exercise  all rights with respect thereto from time to time as set forth in this Agreement.

            (b) The Debtor  irrevocably  authorizes and directs the  Depository, and the Depository  agrees, to comply with any instructions given by the Secured
Party and received by the Depository in writing from the Secured Party,  without further  notice to, or consent  from,  the Debtor,  at any time, by delivering a notice to the Depository substantially in the form set forth in Exhibit A hereto
(a "NOTICE OF EXCLUSIVE CONTROL").

            (c)  Prior to the date on which a Notice  of  Exclusive  Control  is received by the Depository from the Secured Party, the Secured Party agrees that the Depository may accept  instructions  with respect to the Collateral from the
Debtor.

            (d) Upon receipt by the Depository of a Notice of Exclusive  Control from the Secured  Party:  (i) the Debtor  shall direct the  Depository,  and the
Depository  agrees,  to take all  instructions  with  respect to the  Collateral solely from or originated by the Secured Party;  and (ii) the  Depository  shall cease to accept any and all instructions with respect to the Collateral from the
Debtor or any other person  (other than the Secured  Party) and shall accept all such instructions only from the Secured Party.

                                       -2-

            Section 4. MAINTENANCE OF DEPOSIT ACCOUNT.  In addition to the other obligations  of the  Depository  contained  herein,  the  Depository  agrees  to maintain the Deposit Account as follows:

            (a)  PERMITTED  INVESTMENTS.  Until  such  time  as  the  Depository receives a Notice of Exclusive  Control signed by the Secured Party,  the Debtor shall direct the  Depository  with respect to the selection of  investments,  if any, to be made for the Deposit Account.

            (b) STATEMENTS AND CONFIRMATIONS.  The Depository will promptly send copies of all statements,  confirmations and other correspondence concerning the
Deposit Account and/or any funds credited thereto  simultaneously  to the Debtor and the Secured Party at the address for each set forth in Section 9(a) hereof.

            (c) TAX REPORTING.  All items of interest, if any, recognized in the
Deposit Account shall be reported to the Internal  Revenue Service and all state and local taxing authorities under the name and taxpayer  identification  number of the Debtor.

            Section 5.  OTHER AGREEMENTS; DEPOSITORY'S FEES.

            (a) Except as otherwise provided in Section 6 hereof, the Debtor and the  Depository  agree not to enter  into any  agreement  with any other  person
(except for the Secured  Party)  relating to any of the  Collateral  pursuant to which such person  would be  identified  in the records of the  Depository  as a person  having  an  interest  or claim  against  or with  respect  to any of the
Collateral.

            (b) Except as otherwise provided in Section 6 hereof, the Depository will not  advance  any credit  secured  by any of the  Collateral,  directly  or indirectly, to the Debtor.

            (c) All  charges,  fees and expenses of the  Depository  incurred in connection with the performance of its duties  hereunder and the maintenance and operation of the Deposit Account shall be for the account of the Debtor, and the
Secured Party shall not be responsible or liable therefor.

            Section 6.  SUBORDINATION OF LIEN; WAIVER OF SET-OFF.  To the extent that the  Depository  has or may have in the future any security  interest in or lien  on  any of the  Collateral,  the  Depository  subordinates  such  security interest and lien to the security interest of the Secured Party, except that the
Depository  may retain its lien on the Collateral to secure (a) advances made by the Depository in connection with the advance posting of any dividends, interest and other  distributions,  the  crediting  of any checks  that are  subsequently returned unpaid because of uncollected or insufficient  funds and other advances made by the Debtor as part of its cash management services,  all in the ordinary course of  business,  and (b) normal  fees for the  Deposit  Account.  Except as provided in the preceding  sentence,  the Depository  waives any lien,  security interest, right of set-off or deduction or banker's lien which it may have in or on the Collateral.

            Section 7.  LIMITATION OF LIABILITY; INDEMNIFICATION.

                                      -3-

            (a) The  Depository  shall  not be  liable  for any  loss or  injury resulting from any action or inaction or the  performance or lack of performance of its duties  hereunder in the absence of negligence  or willful  misconduct on its  part.  In no event  shall  the  Depository  be  liable  for (i)  acting  in accordance with instructions  that it reasonably  believes to be from the Debtor or, upon  delivery of a Notice of Exclusive  Control,  the Secured  Party,  (ii)
special,  consequential or punitive  damages,  (iii) losses due to forces beyond the control of the Depository,  including,  without  limitation,  strikes,  work stoppages,  acts  of war or  terrorism,  insurrection,  revolution,  nuclear  or natural catastrophes or acts of God, and interruptions,  loss or malfunctions of utilities,  communications or computer (software and hardware) services, or (iv)
the acts of omissions of its agents so long as the  selection of such agents was not negligent or an act of willful misconduct.

            (b) The Debtor  hereby  agrees to  indemnify  and hold  harmless the
Depository  against  any  claims,  liabilities,  expenses  or  losses in any way arising out of or related to this  Agreement  (including  reasonable  attorneys'
fees and  disbursements),  except to the extent  that the  claims,  liabilities, expenses or losses are caused by the  negligence  or willful  misconduct  of the
Depository.  The  indemnity  provision of this  paragraph  (b) shall survive the termination of this Agreement.

            Section 8. TERMINATION.  This Agreement shall remain in effect until the earlier of (a) receipt by the  Depository of written notice from the Secured
Party  in  substantially  the  form  of the  Exhibit  B  hereto  (a  "NOTICE  OF
TERMINATION")  or (b) delivery by the Depository of all of the Collateral to the
Secured  Party by  crediting  such  Collateral  to an account in the name of the
Secured Party, or as otherwise agreed to in writing by the Secured Party and the
Depository. The rights and powers granted to the Secured Party in this Agreement are powers  coupled with an interest and will not be affected by the  insolvency or bankruptcy of the Debtor nor by the lapse of time.

            Section 9. MISCELLANEOUS.

            (a) NOTICES. Any notices,  consents, waivers or other communications required or permitted to be given under the terms of this  Agreement  must be in writing  and will be deemed  to have  been  delivered:  (i) upon  receipt,  when delivered  personally;  (ii)  upon  receipt,  when sent by  facsimile  (provided confirmation of transmission  is  mechanically or  electronically  generated and kept on file by the sending party); or (iii) one business day after deposit with a  nationally  recognized  overnight  delivery  service,  in each case  properly addressed to the party to receive the same. The addresses and facsimile  numbers for such communications shall be:

           If to Depository:     [Name]
                                 [Address]
                                 Fax:
                                 Attn:

           If to Secured Party:  [                       ]

                                       -4-

        with a copy to:

                                 [                       ]

           If to Debtor:         Datatec Systems, Inc.
                                 23 Madison Road
                                 Fairfield, New Jersey 07004
                                 Attention:  Isaac J. Gaon
                                 Fax:  (973) 890-2888

        with a copy to:

                                 Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                 505 Park Avenue
                                 New York, New York 10022
                                 Attention:  Robert H. Friedman
                                 Fax:  (212) 755-1467

Written  confirmation  of receipt  (A) given by the  recipient  of such  notice, consent,  waiver  or other  communication;  (B)  mechanically  generated  by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of such  transmission;  or (C)  provided by a courier or  overnight courier service shall be rebuttable  evidence of personal service,  overnight or courier  delivery or  transmission  by facsimile in accordance  with clause (i),
(ii) or (iii) above, respectively.

            (b) NO WAIVER.  No course of dealing  among or between  the  Debtor,
Depository  and Secured  Party,  nor any  failure to  exercise  nor any delay in exercising,  on the part of Secured Party, any right,  power, or privilege under this Agreement shall operate as a waiver.  No single or partial  exercise of any right,  power,  or privilege  under this  Agreement  shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Secured Party.

            (c)  RIGHTS  ARE  CUMULATIVE.  All of  Secured  Party's  rights  and remedies with respect to the Collateral and the Deposit  Account  established by this  Agreement  and/or  by  law  shall  be  cumulative  and  may  be  exercised concurrently or in any order.

                                      -5-

            (d) SEVERABILITY. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or  unenforceable in whole or in part in any jurisdiction,  then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other  jurisdiction,  or any other provision of this Agreement in any jurisdiction.

            (e)  AMENDMENTS;  ENTIRE  AGREEMENT.  This  Agreement  is subject to modification  only by a writing  signed by each  party.  To the extent  that any provision of this Agreement  conflicts with any provision of any of the Security
Agreement or any of the other loan  documents to which the Secured Party and the
Debtor  are a party,  the  provision  giving  Secured  Party  greater  rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from,  the rights  granted to Secured Party under the such other loan documents.  This Agreement and the other Loan Documents comprise the entire  agreement of the parties  with  respect to the matters  addressed in this Agreement.

            (f)  SUCCESSORS.  The benefits and burdens of this  Agreement  shall inure to the  benefit  of and be  binding  upon the  respective  successors  and permitted  assigns  of the  parties;  provided,  however,  that  Debtor  may not transfer  any of the  Collateral  or assign  any of its  rights  or  obligations hereunder, without the prior written consent of Secured Party.

            (g) NO ADDITIONAL  OBLIGATIONS.  This  Agreement does not create any obligation  or duty of the  Depository  other  than  those  expressly  set forth herein.

            (h) GOVERNING LAW. THE VALIDITY,  INTERPRETATION  AND ENFORCEMENT OF
THIS  AGREEMENT  AND ANY  DISPUTE  ARISING  OUT OF OR IN  CONNECTION  WITH  THIS
AGREEMENT,  WHETHER SOUNDING IN CONTRACT,  TORT,  EQUITY OR OTHERWISE,  SHALL BE
GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK  APPLICABLE
TO  CONTRACTS  MADE AND TO BE PERFORMED  ENTIRELY  WITHIN THE STATE OF NEW YORK.
REGARDLESS OF ANY OTHER  PROVISION IN ANY OTHER  AGREEMENT,  FOR PURPOSES OF THE
UNIFORM  COMMERCIAL  CODE,  THE  STATE OF NEW YORK  SHALL  BE  DEEMED  TO BE THE
DEPOSITORY'S  JURISDICTION  (WITHIN THE MEANING OF SECTION 9-304 OF THE NY UCC).
ALL DISPUTES BETWEEN OR AMONG THE PARTIES HERETO,  WHETHER SOUNDING IN CONTRACT,
TORT,  EQUITY OR OTHERWISE,  SHALL BE RESOLVED ONLY BY STATE AND FEDERAL  COURTS
LOCATED  IN NEW YORK CITY AND THE  COURTS TO WHICH AN  APPEAL  THEREFROM  MAY BE
TAKEN.

            (i) WAIVER OF RIGHT TO JURY TRIAL.  THE  PARTIES  HERETO EACH HEREBY
WAIVES  THE  RIGHT TO TRIAL BY JURY IN ANY  ACTION  OR  PROCEEDING  BASED  UPON,
ARISING OUT OF, OR IN ANY WAY  RELATING TO: (I) THIS  AGREEMENT;  (II) ANY OTHER
PRESENT OR FUTURE  INSTRUMENT  OR AGREEMENT  BETWEEN OR AMONG SUCH PARTY AND THE

                                      -6-

OTHER PARTIES HERETO;  OR (III) ANY CONDUCT,  ACTS OR OMISSIONS OF SUCH PARTY OR
BY ANY OF ITS DIRECTORS,  OFFICERS,  EMPLOYEES,  AGENTS,  ATTORNEYS OR ANY OTHER
PERSONS  AFFILIATED  WITH SUCH PARTY;  IN EACH OF THE FOREGOING  CASES,  WHETHER
SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

            (j)  COUNTERPARTS.  This Agreement may be executed in  counterparts, each of which  shall  constitute  an  original,  but all of  which,  when  taken together, shall constitute but one contract. Delivery of an executed counterpart of this Agreement by facsimile  transmission shall constitute effective delivery thereof.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE]

                                      -7-

            IN WITNESS  WHEREOF,  the Depository,  Debtor and Secured Party have each duly executed this Agreement as of the day and year first written above.

                                   DEPOSITORY:

                                   [BANK]

                                   By: _________________________
                                       Name:
                                       Title:

                                   SECURED PARTY:

                                   By: _________________________
                                       Name:
                                       Title:

                                   By: _________________________
                                       Name:
                                       Title:

                                   By: _________________________
                                       Name:
                                       Title:

                                   By: _________________________
                                       Name:
                                       Title:

                                      -8-

                                   By: _________________________
                                       Name:
                                       Title:

                                   By: _________________________
                                       Name:
                                       Title:

                                   DEBTOR:

                                   DATATEC SYSTEMS, INC.

                                   By:_________________________
                                      Name:
                                      Title:

                                      -9-

                                                                       EXHIBIT A

DATE

NAME AND ADDRESS OF DEPOSITORY

Re: Notice of Exclusive Control

Sirs/Ladies:

Reference is made to the Account Control  Agreement  ("AGREEMENT" ), dated as of
___, 2002,  among Datatec  Systems,  Inc. (the "DEBTOR"),  [                   ]
(together,   the  "SECURED  PARTY"),   and  [Bank],  a   ________________   (the
"DEPOSITORY"  or "YOU").  Capitalized  terms used herein and not defined  herein shall have the meanings assigned to such terms in the Agreement.

                                      -10-

We hereby give you notice of our exclusive  control over the Deposit Account and all financial assets credited  thereto.  You are hereby instructed not to accept any  direction,  instruction  or  entitlement  order with respect to the Deposit
Account or the financial  assets credited thereto from any person other than the undersigned,  unless otherwise ordered by a court of competent jurisdiction. You are hereby instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,

By: _________________________
    Name:
    Title:

By: _________________________
    Name:
    Title:

By: _________________________
    Name:
    Title:

By: _________________________
    Name:
    Title:

By: _________________________
    Name:
    Title:

By: _________________________
    Name:
    Title:

                                      -11-

                                                                       EXHIBIT B

DATE

NAME AND ADDRESS OF DEPOSITORY

Re: Termination of Account Control Agreement

Sirs/Ladies:

Reference is made to the Account Control  Agreement  ("AGREEMENT" ), dated as of
___, 2002,  among Datatec  Systems,  Inc. (the "DEBTOR"),  [                   ]
(together,   the  "SECURED  PARTY"),   and  [Bank],  a   ________________   (the
"DEPOSITORY"  or "YOU").  Capitalized  terms used herein and not defined  herein shall have the meanings assigned to such terms in the Agreement.

                                      -12-

You are hereby notified that the Account Control Agreement is terminated and you have no further obligations to the undersigned  thereunder.  Notwithstanding any previous  instructions  to you, you are hereby  instructed  to accept all future directions  with  respect  to  the  Collateral  from  the  Debtor.  This  notice terminates any obligations  you may have to the undersigned  with respect to the
Collateral;   however,   nothing  contained  in  this  notice  shall  alter  any
obligations  that you may  otherwise  owe to the  Debtor  pursuant  to any other agreement.  You are  hereby  instructed  to  deliver  a copy of this  notice  by facsimile transmission to the Debtor.

Very truly yours,

By: _________________________
    Name:
    Title:

By: _________________________
    Name:
    Title:

By: _________________________
    Name:
    Title:

By: _________________________
    Name:
    Title:

By: _________________________
    Name:
    Title:

By: _________________________
    Name:
    Title:

                                      -13-

                                                                       Exhibit C

               LIST OF COLLATERAL LOCATIONS, EXECUTIVE OFFICES AND
             JURISDICTION OF ORGANIZATION OR INCORPORATION OF DEBTOR

Executive Offices:                              Datatec Systems, Inc.
                                                23 Madison Road
                                                Fairfield, New Jersey 07004
                                                Attention:  Isaac J. Gaon
                                                Telephone: (973) 808-4000
                                                Facsimile:  (973) 890-2888

Collateral Location(s):                         Datatec Systems, Inc.
                                                23 Madison Road
                                                Fairfield, New Jersey 07004

Jurisdiction of Incorporation:                  Delaware